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EXHIBIT 10.2

SETTLEMENT AGREEMENT

        This Settlement Agreement (the "Agreement") is made and entered into this            day of August, 2002, by and between RISCORP, INC., a Florida corporation, RISCORP Management Services, Inc., a Florida corporation, 1390 Main Street Services, a Florida Corporation, RISCORP of Illinois, Inc., an Illinois corporation, Independent Association Administrators Incorporated, an Alabama corporation, RISCORP Insurance Services, Inc., a Florida corporation, RISCORP Managed Care Services, Inc., a Florida corporation, CompSource, Inc., a North Carolina corporation, RISCORP Real Estate Holdings, Inc., a Florida corporation, RISCORP Acquisition, Inc., a Florida corporation, RISCORP West, Inc., an Oklahoma corporation, RISCORP of Florida, Inc., a Florida corporation, RISCORP Insurance Company, a Florida corporation, RISCORP Property & Casualty Insurance Company, a Florida corporation, RISCORP National Insurance Company, a Missouri corporation, RISCORP Services, Inc., a Florida corporation, RISCORP Staffing Solutions Holding Company, a Florida corporation, RISCORP Staffing Solutions, Inc. I, a Florida corporation and RISCORP Staffing Solutions, Inc. II, a Florida corporation (collectively referred to as "RISCORP") and Zenith Insurance Company, a California corporation ("Zenith") (collectively, RISCORP and Zenith are referred to herein as the "Parties"), as follows:

        WHEREAS:

        A.    There is presently pending a civil action styled RISCORP Insurance Company, etc., et. al v. Department of Labor and Employment Security, et. al, In the Circuit Court, Second Judicial Circuit, In and For Leon County, Florida; Consolidated Case Nos: 99-5027, 00-602 (the "DLES Action");

        B.    Zenith and RISCORP are parties to a Settlement Agreement dated July 7, 1999 and attached as Exhibit "A" hereto (the "July 7 Agreement"), pursuant to which Zenith has an interest in a certain portion of any recovery by RISCORP in the DLES Action less a pro rata portion of fees and expenses incurred in the prosecution of the DLES Action;

        C.    There is presently pending a civil action styled RISCORP Inc., etc., et. al v. Zenith Insurance Company, etc., In the Superior Court of Fulton County, State of Georgia; Civil Action File No: 2000CV17847 (the "Zenith/AA Action");

        D.    The parties are desirous of resolving their disputes and avoiding the expense and time involved in litigation of the Zenith/AA Action and to resolve Zenith's interest in the DLES Action;

        NOW, THEREFORE, for and in consideration of the mutual covenants, promises, representations, recitals and agreements contained herein, and other such good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intend to make this Agreement a legally binding contract on the Parties and do agree as follows:

        1.    The DLES Action.

        Zenith hereby waives and releases any and all claims, rights, title or interest it may have in any recovery by RISCORP in the DLES Action, including but not limited to any and all claims, rights, title or interest that may arise pursuant to paragraph 3 of the July 7 Agreement. The parties agree that any and all recovery obtained in the DLES Action shall belong completely and fully to RISCORP.

        2.    The Zenith/AA Action.

        Upon execution of this Agreement, RISCORP and Zenith shall enter into a stipulation for entry of an order dismissing with prejudice their respective claims, defenses and counterclaims, including any and all claims to attorneys' fees and/or court costs and appeals in the Zenith/AA Action.

        3.    Attorneys' Fees and Costs.

        Each party shall bear their own attorneys' fees and costs incurred in connection with the DLES Action and the Zenith/AA Action. In any action brought to enforce or interpret the terms of this Agreement, however, the prevailing party(ies) shall be entitled to recover from the other party(ies) the prevailing party's attorneys' fees and costs.

        4.    Cooperation in the DLES Action.

        Zenith agrees to continue to provide RISCORP with full cooperation in RISCORP's prosecution of the DLES Action, including but not limited to (i) making available for copying and inspection any and all financial and other business records that may be deemed necessary by RISCORP to prosecute the DLES Action, and (ii) Zenith also agrees not to interfere with or in any way object to RISCORP's claims or recovery in the DLES Action.

        5.    Mutual Release.

        RISCORP, on the one hand, and Zenith, on the other hand, except as to those obligations expressly set forth in this Agreement, do hereby, forever release, aquit and discharge each other from every claim and demand that either RISCORP or Zenith has, had or could have presented against the other in the Zenith/AA Action or in way relating to or arising out of the DLES Action, including any and all claims, causes of action, suits, debts, sums of money, accounts, controversies, agreements, promises, damages, judgments, executions and demands of any kind whatsoever, in law or in equity known or unknown, which existed in the past, presently exist, or shall accrue, upon or by reason of any matter, cause or thing whatsoever, regarding any and all issues that arise from, relate to or concern, directly or indirectly, the Zenith/AA Action or Zenith's right to any recovery in the DLES Action, from the beginning of the of the world to the date of this Agreement.

        6.    Entire Agreement.

        This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof and no promise, inducement, or agreements other than those expressed in this Agreement have been made. The terms fully set forth in this Agreement are contractual and not mere recitals, and shall be binding upon, and inure to the benefit of all Parties, their successors, heirs, assigns and all of their present and former officers, directors, agents, employees, representatives, predecessors, subsidiaries, parent corporations, and affiliates.

        7.    Survivability.

        If any provision, covenant, condition or term of this Agreement shall later be determined to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each provision, covenant, condition and term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        8.    Choice of Law.

        This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Florida.

        9.    Authority of Undersigned.

        Each of the undersigned Parties represents, warrants and states that all legal actions necessary for the effectuation and execution of this Agreement have been taken and that the individuals whose signatures appear below on behalf of the Parties are duly authorized to execute this Agreement on behalf of their respective Parties.

        10.    Further Assurances.

        Upon and after execution of this Agreement, the Parties agree that they will take all action reasonably necessary, including but not limited to executing any additional documents of any kind, which may be necessary to carry out any provision of this Agreement.

        11.    Amendments and Waivers.

        This Agreement may not be amended, superseded, cancelled or otherwise altered except by a writing signed by all Parties. No term within this Agreement may be waived except by a writing signed by the party waiving compliance. No delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver by any party of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.

        13.    Multiple Counterparts.

        This Agreement may be executed in multiple counterparts each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which shall together constitute one and the same instrument.

        IN WITNESS WHEREOF the parties have executed this Agreement under seal as of the first date written above.

RISCORP, INC,	ZENITH INSURANCE COMPANY
RISCORP MANAGEMENT SERVICES, INC. 1390 MAIN STREET SERVICES, INC.
RISCORP OF ILLINOIS, INC.	By:	/s/ STANLEY R. ZAX
INDEPENDENT ASSOCIATION ADMINISTRATORS INC.
RISCORP MANAGED CARE SERVICES, INC.	Its:	President
COMPSOURCE, INC.
RISCORP REAL ESTATE HOLDINGS, INC.	Dated:	August 8, 2002
RISCORP ACQUISION, INC.
RISCORP WEST, INC.,
RISCORP OF FLORIDA, INC.
RISCORP INSURANCE COMPANY
RISCORP PROPERTY AND CASUALTY INSURANCE COMPANY
RISCORP NATIONAL INSURANCE COMPANY
RISCORP SERVICES, INC
RISCORP STAFFING SOLUTIONS HOLDING COMPANY
RISCORP STAFFING SOLUTIONS, INC., I
RISCORP STAFFING SOLUTIONS, INC., II

By:	/s/ RANDY SOL
Its:	VP
Dated:	8-13-02

EXHIBIT A

EXHIBIT A NOT INCLUDED

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SETTLEMENT AGREEMENT